                                                                   EXHIBIT 10.11

                                FIRST AMENDMENT
                                      TO
                 GREENHOUSE OPERATION AND MANAGEMENT AGREEMENT


     THIS FIRST AMENDMENT TO GREENHOUSE OPERATION AND MANAGEMENT AGREEMENT (this "Amendment") is made as of this ___ day of September, 1996, between BRUSH GREENHOUSE PARTNERS II, LLC, a Colorado limited liability company ("BGP II") and COLORADO GREENHOUSE LLC, a Colorado limited liability company ("CG").

                                   Recitals
                                   --------

     A. BGP II and CG have entered into that certain Greenhouse Operation and Management Agreement dated December 29, 1994 to be effective January 1, 1994 (the "O&M Agreement"), whereby CG was engaged by BGP II to operate and manage the greenhouse facility and related packing facility (collectively, the "Greenhouse") located in Brush, Colorado.

     B. BGP II and CG desire hereby to amend certain provisions of the O&M in connection with an expansion of the Greenhouse and the consolidation of the greenhouse facility located in Rifle, Colorado (the "Rifle Greenhouse") with the Greenhouse and Other Greenhouses, as defined in, and pursuant to the terms of, the O&M Agreement.


     NOW, THEREFORE, in consideration of the mutual covenants and agreement herein contained, the parties hereby covenant and agree as follows:

     1. The fourth and fifth lines of Recital A shall be amended by replacing the phrase "an approximately 15-acre greenhouse facility and related packing facility" with the phrase "an approximately 15-acre greenhouse facility, to be expanded subsequently to an approximately 18.6-acre greenhouse facility".

     2.   The definition of "Other Greenhouses" in Section 2 is hereby deleted
                             -----------------
in its entirety and the following is inserted in lieu thereof:

     "Other Greenhouses" mean, collectively, the BGP Greenhouse , the
      -----------------
     Ft. Lupton Greenhouse and the Rifle Greenhouse (to the extent that the above are being operated and managed by Colorado Greenhouse), or such other greenhouses as Colorado Greenhouse may operate or manage during the term of this Agreement with the consent of BGP II and BCP.

     3.   The definition of "Primary Fee" in Section 2 is hereby deleted in its
                             -----------
entirety and the following is inserted in lieu thereof:

     "Primary Fee" means an amount, payable within 30 days after the
      -----------
     end of each calendar quarter during the term of this Agreement, equal to the Allocated Percentage of Net Revenue, which amount shall not exceed (i) $500,000 for 1994, (ii) the Allocated Percentage of $2,740,000 for 1995, (iii) the Allocated Percentage of $3,240,000, for the period commencing as of January 1, 1996 through and including the second complete calendar quarter following the completion date of the expansion of the Greenhouse, and (iv) thereafter, the Allocated Percentage of $3,429,092.

     4.   The definition of "Primary Fee Deficiency" in Section 2 is hereby
                             ----------------------
deleted in its entirety and the following is inserted in lieu thereof:

     "Primary Fee Deficiency" means an amount, to be calculated by BGP
      ----------------------
     II within 30 days after the end of each calendar quarter during the term of this Agreement, equal to the amount, if any, by which the Allocated Amount (as defined below) exceeds the aggregate payments made on account of the Primary Fee for such calendar year. "Allocated Amount" means, (i) for 1995, the Allocated Percentage of $2,740,000, (ii) for the period commencing as of January 1, 1996 through and including the second complete calendar quarter following the completion date of the expansion of the Greenhouse, the Allocated Percentage of $3,240,000, and
     (iii) thereafter, the Allocated Percentage of $3,429,092.

     5.   The following definition shall be inserted after the definition of

"Reserve Amount" and before the definition of "Rocky Mountain" in Section 2:
 --------------                                --------------

     "Rifle Greenhouse" means the greenhouse leased to Wolf Creek Rifle LLC and
      ----------------
     to be operated by Colorado Greenhouse, located in Rifle, Colorado.

     6. Exhibit B is hereby deleted in its entirety and the following is inserted in lieu thereof:

     A percentage, as the same may be modified from time-to-time, as in effect on the dates set forth below:

     Commencement Date                                 50.000%

     Commencement of Operation
          of the Ft. Lupton Greenhouse                 31.135%

     Consolidation of the Rifle Greenhouse             26.330%

     The Second Complete Calendar Quarter
        Following the Completion Date of the
        Greenhouse Expansion                           30.392%

     7. Except as expressly amended pursuant to Sections 1 through 6 above, the terms and conditions of the O&M Agreement are unmodified and remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                   BRUSH GREENHOUSE PARTNERS II, LLC, a
                                   Colorado limited liability company

                                   By: __________________________
                                   Name: ________________________
                                   Title: _______________________

                                   COLORADO GREENHOUSE LLC, a Colorado
                                   limited liability company

                                   By: __________________________
                                   Name: ________________________
                                   Title: _______________________

                          BRUSH COGENERATION PARTNERS
                       4845 PEARL EAST CIRCLE, SUITE 300
                         BOULDER, COLORADO 80301-2474



                                 July 31, 1996


The Prudential Insurance Company
 of America, as Lead Agent
c/o Prudential Power Funding Associates
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102-4069
Attn: Project Management Team

Credit Suisse, as Bank Agent
12 East 49th Street
Tower 49
New York, New York 10017
Attn: Project Finance

     Re: Brush Cogeneration Partners; Construction and Term Loan Agreement dated as of June 30, 1992

Ladies and Gentlemen:

     Reference is made to that certain Construction and Term Loan Agreement (the "Loan Agreement"), dated as of June 30, 1992, among Brush Cogeneration Partners ("Borrower"). The Prudential Insurance Company of America, Credit Suisse, and the other parties named therein. Capitalized terms used herein but not otherwise defined shall have the meaning given to such terms in the Loan Agreement.

     Borrower and Brush Greenhouse Partners II, LLC ("BGP II") desire to enter into the consent letter, in the form of Exhibit A attached hereto, in favor of Colorado Greenhouse LLC ("Colorado Greenhouse") relating to certain amendments to the Greenhouse Operation and Management Agreement (the "O&M Agreement") dated as of December 29, 1994 between BGP II and Colorado Greenhouse. This consent letter will allow Colorado Greenhouse to add as an Other Greenhouse that certain greenhouse located in Rifle, Colorado, and used in connection with the American Atlas cogeneration project.

The Prudential Insurance Company of America                               Page 2
Credit Suisse
July 31, 1996

     In connection with the current expansion of the Greenhouse, Borrower and BGP II also desire to (A) consent to (i) a change in the Allocation Percentage under the O&M Agreement, (ii) a change in the definition of Reserve Amount under the O&M Agreement, and (iii) an increase in the primary fee to be paid to BGP II, as lessee of the Greenhouse, and (B) amend the Amended and Restated Cogeneration and Greenhouse Lease (the "Greenhouse Lease") dated June 1, 1992 between Borrower and BGP II, by a First Amendment in the form of Exhibit B attached hereto (the "Greenhouse Lease Amendment").

     Section 9.5 of the Loan Agreement provides in part that Borrower will not, without the prior written consent of the Agents, agree to any amendment, supplement or modification of any Basic Document. Because the contemplated amendments to the O&M Agreement will result in an amendment to the Greenhouse Lease, a Basic Document, your consent to such amendments is required. In addition, your consent to such amendments is required because, pursuant to
Section 15.5 of the O&M Agreement, the parties thereto have agreed that no change in the terms or provisions of the O&M Agreement shall be made without your consent. We also note that the O&M Agreement has been assigned to the Agents pursuant to that certain Collateral Assignment dated as of December 29, 1994.

     Borrower hereby requests that you consent to the execution of the attached letter and the Greenhouse Lease Amendment by Borrower and BGP II.

The Prudential Insurance Company of America                              Page 3
Credit Suisse
July 31, 1996

     Please confirm your agreement to the terms and provisions of this letter agreement by signing where indicated below.

                              Sincerely,

                              BRUSH COGENERATION PARTNERS

                              By: Noah I Power Partners, L.P., a general partner

                                  By: Noah I Power GP, Inc., its general partner

                                      By: [SIGNATURE ILLEGIBLE]
                                         -------------------------
                                      Name: [SIGNATURE ILLEGIBLE]
                                           -----------------------
                                      Title:     VP
                                            ----------------------

                              and

                              By: CTI Partners II, LLC, a general partner

                                  By: /s/ Edward J. Wetherbee
                                     ---------------------------
                                      Edward J. Wetherbee
                                      Management Committee Member

Accepted and Agreed to this 31 day
of July, 1996.

THE PRUDENTIAL INSURANCE COMPANY                 CREDIT SUISSE,
OF AMERICA, as Lead Agent                        as Bank Agent

By: [SIGNATURE ILLEGIBLE]                        By: /s/ Kevin V. Soucy
   ------------------------                         ------------------------
Title:        V.P.                                       Kevin V. Soucy
      ---------------------                      Title: Associate
                                                        -----------------